CONTRARIAN

ROBERTSON STEPHENS MUTUAL FUNDS
The Contrarian Fund
Semi-Annual Report
September 30, 1995

[Graphic]

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS


FUND PHILOSOPHY



The Robertson Stephens Contrarian Fund seeks to achieve maximum long-term growth of capital by employing fundamental analysis of business and industry trends. The Fund invests on a global basis with an effort to make timely investments in out of favor industries and tries to be visionary on new themes. When appropriate, the Fund will short sell stocks as a result of its research discipline.

            CONTENTS

     1    Fund Highlights
     2    Report to Shareholders
     8    Fund Performance
     9    Portfolio Summary
     10   Schedule of Net Assets
     13   Schedule of Securities Sold Short
     15   Statement of Net Assets
     16   Statement of Operations
     17   Statement of Changes in Net Assets
     18   Financial Highlights
     19   Notes to Financial Statements
     24   Administration

                                                   ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS


POSITIVE PERFORMANCE
The Contrarian Fund was up 5.5% in the quarter ended September 30, 1995. Our investment in Diamond Fields Resources (DFR) continued to perform well. Additionally, our investments in the natural resources area contributed positive performance across the board.

DIAMOND FIELDS RESOURCES
Our outlook for nickel and Diamond Fields Resources (DFR) remains very positive. As of September 30, 1995, DFR continued to be our largest position (22.6% of the Fund's value).

INDOCHINA GOLDFIELDS
Indochina Goldfields is a private copper and gold exploration and production company with properties in several South East Asian countries. Its copper project in Myanmar (Burma) is progressing on schedule for 1997 production and the company's gold exploration properties in Indonesia, Vietnam and Myanmar look extremely exciting.

ALUMINUM
The aluminum industry fundamentals appear quite favorable through 1998 with supply constraints indicating continuing inventory reductions. The alumina market looks even better than the aluminum market. The most leveraged companies to alumina are Kaiser Aluminum and its majority owner MAXXAM.

ROYAL PLASTICS GROUP
During the quarter we increased our position in Royal Plastics Group (RYG) by 550,000 shares -- as of September 30, 1995 it represents a 4.32% position in the Fund. We believe that the company's Royal Housing System should position RYG as an emerging markets growth stock in the 1996-2000 period.

NEW TEAM MEMBER
The newest addition to the Contrarian Fund team is Rick Barry. Rick will head our short side research effort.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

FUND MANAGER

[PHOTO]


DEAR SHAREHOLDER:

The Contrarian Fund was up 5.5% in the quarter ended September 30, 1995. As has been the case in the past few quarters, our investment in Diamond Fields Resources (DFR) continued to perform well. The stock price increased from C$16 23/32 on June 30, 1995 to C$22 on September 30, 1995. The stock prices reflect the 4-for-1 stock split that took effect during the quarter. As of September 30, 1995 DFR continued to be our largest position (22.6% of the Fund's value).

Additionally, our investments in the natural resources area contributed positive performance across the board. Highlights include price appreciation in our investments in copper through Indochina Goldfields and Adrian Resources (ADL) and our investments in alumina and aluminum through MAXXAM (MXM) and Kaiser Aluminum (KLU).

2


                                    "Kaiser Aluminum and MAXXAM are two of the

                                                   ROBERTSON, STEPHENS & COMPANY



Offsetting these positive results was the performance of our short positions and our put positions. They continued to detract from our performance during the September quarter as the market remained strong, but we feel that on a risk/reward basis we cannot afford to be without our "insurance" against significant market declines.

DIAMOND FIELDS RESOURCES
Our outlook for nickel and Diamond Fields remains very positive. We will be looking to pare back our large position in DFR as the stock price appreciates only because DFR now accounts for almost 23% of the Fund and has provided an excellent return on our original investment. The Contrarian Fund now owns 6.36% of DFR (6,983,600 shares).

INDOCHINA GOLDFIELDS
About 18 months ago we made our first investment in Indochina Goldfields, a private copper and gold exploration and production company with properties in several South East Asian countries. We are optimistic about the future of Indochina Goldfields and added to our position recently when the company raised US$37MM at US$5/sh. from both institutional investors and Canada's highly respected Teck Corporation. Their copper project in Myanmar (Burma) is progressing on schedule for 1997 production, and the gold exploration properties in Indonesia, Vietnam and Myanmar look exciting. We expect Indochina Goldfields to become a public company in early 1996.

KAISER ALUMINUM AND MAXXAM
The aluminum industry fundamentals appear quite favorable through 1998 with supply constraints indicating continuing inventory reductions. Although we have recently seen pockets of sluggish demand, particularly in Europe, we still expect even modest demand growth to positively impact ingot prices.

CHEAPEST STOCKS in our natural resource universe.''

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS


"WE BECOME INTRIGUED WHEN A COMPANY'S BALANCE SHEET SHOWS SUSPICIOUS CHANGES."

The alumina market looks even better than the aluminum market. The most leveraged company to alumina is Kaiser Aluminum. Kaiser should experience substantial free cash flow in the next three years which would lead to material improvement in their financial position. Kaiser and MAXXAM are two of the cheapest stocks in our natural resource universe. MAXXAM is selling at less than one times estimated peak of cycle cash flow.

ROYAL PLASTICS GROUP
During the quarter we increased our position in Royal Plastics Group (RYG) by 550,000 shares -- as of September 30, 1995 it represented a 4.32% position in the Fund. Hurricane Luis, which hit the island of Antigua in August, provided evidence of the quality of the Royal Housing System. None of the 50 Royal Housing models on the island was materially damaged while over 60% of the island's traditionally-built homes were destroyed. Progress in RYG's joint ventures in Argentina, Spain, and China continues at a rapid pace. We believe that the company's Royal

INVESTMENT MANAGEMENT

[PHOTO]

                                                   ROBERTSON, STEPHENS & COMPANY


Housing System should position RYG as an emerging markets growth stock in global institutional portfolios in the 1996-2000 period.

METHODOLOGY FOR FINDING GOOD SHORTS
The newest addition to the Contrarian Fund team is Rick Barry. Rick will head our short side research effort. Since the shorts are the Fund's largest commitment at 22% of the Fund, we thought you would be interested in our methodology for finding good short sale candidates. The characteristics that we look for are:

1. THE BALANCE SHEET IS DETERIORATING. Generally, we become intrigued when a company's balance sheet shows suspicious changes. Two examples include inventory and/or receivables growing faster than sales and unexplained increases in other current assets. The key thing to look for is change and to measure what impact that change is having on the company's reported earnings, if any.

2. THE CASH FLOW STATEMENT PRESENTS A VERY DIFFERENT PICTURE THAN THE INCOME STATEMENT. One type of attractive short candidate is a company that utilizes aggressive accounting practices to report net profits while the company still "burns cash" on an operating basis. Usually we will not be interested in shorting companies that generate significant amounts of cash unless cash flow is deteriorating or we have strong reason to believe the company's business will decline in the near term.

3. THE INCOME STATEMENT IS BEGINNING TO REFLECT THE BALANCE SHEET STRAIN. A company's balance sheet and cash flow statement almost always reveal a problem before the income statement. We are interested in companies that employ various gimmicks in order to meet Wall Street earnings expectations. For example, the company could defer certain expenses, shrink its R&D budget as a percent of sales or sell assets, book gains and disguise them as operating income.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

"WE HAVE FOUND THAT THE BEST WAY TO SHORT STOCKS THAT ARE HEAVILY OWNED BY MOMENTUM INVESTORS IS TO WAIT FOR THE BREAK."



4. INDUSTRY CONTACTS CAN PROVIDE STRATEGIC INSIGHTS. We have found industry sources very knowledgeable about a company's business. These sources can include competitors, suppliers, industry consultants, customers, or reporters from trade publications. Trade shows can also be invaluable for getting industry information.

5. MANAGEMENT IS UNETHICAL OR HAS A PREVIOUS RECORD OF FAILURE (OR BOTH). Managers who have a previous record of failure or have a history of securities violations often lead to the most attractive shorts. Companies that are highly promotional and frequently issue misleading press releases or make false statements in their SEC filings are nearly always good shorts. Companies that issue press releases every time their stock price shows the slightest weakness are usually too preoccupied with their stock price to worry about their business.

6. MANAGEMENT IS SELLING STOCK. We have also found persistent insider selling to be a valuable indicator of a company's prospects -- particularly when accompanied by signs of balance sheet and/or cash flow deterioration.


6


"Ultimately, a stock's price will REFLECT its fundamentals."

                                                   ROBERTSON, STEPHENS & COMPANY

7. WE ARE AWARE OF THE BULL STORY ON A STOCK. Knowing the bull story is like getting the opponent's playbook before a game. Since 1991, momentum investing has probably become the dominant investment style of money managers. As a result, it has become crucial to understand how these investors view the company you are short. It is important to remember that the concepts of price and value are typically the last things at which a momentum investor looks. We have found that the best way to short stocks that are heavily owned by momentum investors is to wait for the break. When a momentum stock has its initial break, usually a correction of 20% or more, momentum investors get nervous. If our research is accurate and the fundamentals of the company are deteriorating, the odds have now shifted substantially in our favor. Generally, the momentum players will sell on the first sign of further trouble.

8. WE ARE NOT MARRIED TO AN IDEA. We need to avoid being dogmatic or becoming emotionally attached to an idea just because we have a tremendous amount of time invested in it. Because the risk of shorting stocks is unlimited, short sellers have to spend significant time on the due diligence process. We think it is important to understand what events or series of events will either make the bulls change their minds or make us realize we are wrong. Ultimately, a stock's price will reflect its fundamentals; the market generally will not care about our opinions.

IN CONCLUSION
So far this year our strategy of being 70-75% long, 25% short and up to 5% in put options has allowed us to benefit from the overall strength of the market while offering some protection should there be a significant market decline.

Thank you for your continued support.

Sincerely,


/s/ Paul H. Stephens
PAUL H. STEPHENS
Fund Manager

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS


FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Contrarian Fund and the S&P 500 Index(1)

IF INVESTED ON JUNE 3, 1993

CONTRARIAN FUND

                     CF        S&P
                   Value      Value
   6/30/94        $10,000    $10,000
      7/93        $10,676     $9,971
      8/93        $10,176    $10,340
      9/93         $9,559    $10,261
     10/93        $10,196    $10,482
     11/93        $10,745    $10,370
     12/93        $11,186    $10,500
      1/94        $11,490    $10,862
      2/94        $11,451    $10,556
      3/94        $12,147    $10,099
      4/94        $11,657    $10,237
      5/94        $11,657    $10,387
      6/94        $11,618    $10,133
      7/94        $11,059    $10,483
      8/94        $10,676    $10,906
      9/94        $11,078    $10,638
     10/94        $10,647    $10,883
     11/94        $10,428    $10,480
     12/94        $10,568    $10,634
      1/95         $9,896    $10,917
      2/95        $10,237    $11,335
      3/95        $10,739    $11,673
      4/95        $11,973    $12,017
      5/95        $13,168    $12,479
      6/95        $12,626    $12,770
      7/95        $12,987    $13,214
      8/95        $13,198    $13,241
      9/95        $13,318    $13,799

CUMULATIVE TOTAL RETURNS

                                                 CONTRARIAN          S&P 500
FOR THE PERIODS ENDED 9/30/95                          FUND          INDEX(1)
-------------------------------------------------------------------------------
Three months                                          5.48%            8.06%
Six months                                           24.02%           18.21%
Nine Months                                          26.02%           29.76%
One year                                             20.22%           29.74%
Since inception (6/30/93)                            33.18%           37.99%

AVERAGE ANNUAL TOTAL RETURNS
                                                 CONTRARIAN          S&P 500
FOR THE PERIODS ENDED 9/30/95                          FUND          INDEX(1)
-------------------------------------------------------------------------------
Since inception (6/30/93)                            13.57%           15.37%

1 The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.
2 Date that the Fund commenced operations. The Fund's registration statement became effective 6/30/93.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                   ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF SEPTEMBER 30, 1995


Short Positions                22.2%
Financial Services              3.9%
Real Estate                     4.9%
Energy                          6.8%
International Conglomerate      1.8%
Aluminum                        7.6%
Gold Mining                    13.4%
Gaming & Entertainment          0.3%
Puts                            1.0%
Construction/Infrastructure     6.5%
Specialty Chemicals             2.4%
Copper Mining                   3.1%
Transportation                  3.5%
Nickel Mining                  22.6%


Top Ten Holdings

1.
DIAMOND FIELDS RESOURCES, INC.
The company's new nickel-copper-cobalt deposit in Labrador should make
Diamond Fields the world's lowest-cost nickel supplier. The company continues to develop offshore diamond reserves in Namibia and in South Africa.

2.
MAXXAM, INC.
A large natural resource company with majority ownership and control of Kaiser Aluminum and Pacific Lumber plus numerous real estate assets.

3.
ROYAL PLASTICS GROUP, LTD.
Manufactures extruded vinyl (PVC) building products and now is aggressively marketing The Royal Housing System to the emerging markets. The company's products primarily serve the custom profile window, door, vertical blind, siding, and pipe markets.

4.
DUNDEE BANCORP, INC.
This natural resource investment management company has grown its assets under management from C$600 million to C$3.6 billion over the last three years and sells at a large discount to its net asset value.

5.
NEWMONT MINING CORPORATION
A seasoned gold company with prospects for future growth based on new mines and development projects in Peru and Indonesia.

6.
ASHANTI GOLDFIELDS
The company is increasing reserves and expanding production at one of the world's premier gold deposits. Production should surpass one million ounces in 1995.

7.
CAMBIOR, INC.
Holds a highly prospective portfolio of development projects in North America with strong cash flow potential.

8.
AVATAR HOLDINGS
A Florida real estate company with valuable land holdings in strong markets.

9.
KAISER ALUMINUM CORPORATION
The company supplies and sells alumina, primary aluminum and fabricated aluminum products in domestic and international markets. Kaiser Aluminum is a partially owned subsidiary of MAXXAM, Inc.

10.
GOLDEN STAR RESOURCES, LTD.
A company with exciting gold exploration and development projects in South America and West Africa.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

SCHEDULE OF NET ASSETS

SEPTEMBER 30, 1995 (UNAUDITED)                    SHARES              VALUE
-------------------------------------------------------------------------------
COMMON STOCKS
ALUMINUM -  7.6%
Kaiser Aluminum Corporation(1)                    759,100       $11,101,838
MAXXAM, Inc.                                      507,800        24,945,675
Western Mining                                    335,000         2,192,488
-------------------------------------------------------------------------------
                                                                 38,240,001
-------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.5%
American Buildings Company                        398,000         9,402,750
Easco, Inc.(1)                                    192,500         1,443,750
Royal Plastics Group, Ltd.                      1,666,300        21,849,965
-------------------------------------------------------------------------------
                                                                 32,696,465
-------------------------------------------------------------------------------
COPPER MINING - 3.1%
Adrian Resources Ltd.                           1,764,003         6,890,124
Chase Resources Corporation                       212,900           316,792
Indochina Goldfields,Ltd. - Restricted(2)       1,700,000         8,500,000
-------------------------------------------------------------------------------
                                                                 15,706,916
-------------------------------------------------------------------------------
ENERGY - 6.8%
Anderson Exploration, Ltd.                        282,100         2,649,738
Anzoil N.L.                                    45,842,000         4,850,272
Coflexip - ADR(3)                                  20,000           307,500
Conwest Exploration Company, Ltd.(1)               50,000           957,890
Louisiana Land & Exploration(1)                   168,500         6,002,813
McMoRan Oil & Gas Company                       1,412,420         4,502,089
Nescor Energy - Restricted(2)                     375,000         1,125,000
Oryx Energy Company                               486,200         6,320,600
Petro-Canada Installment Receipts                 500,000         2,437,500
Tide West Oil Company                             505,000         5,428,750
-------------------------------------------------------------------------------
                                                                 34,582,152
-------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.9%
Dundee Bancorp,Inc., Class A                    1,994,200        19,844,078
-------------------------------------------------------------------------------
                                                                 19,844,078
-------------------------------------------------------------------------------
GAMING/ENTERTAINMENT - 0.3%
Hollywood Park,Inc.(1)                            114,000         1,396,500
-------------------------------------------------------------------------------
                                                                  1,396,500
-------------------------------------------------------------------------------
GOLD MINING - 13.4%
Ashanti Goldfields - GDS(1),(4)                   600,000        12,300,000
Cambior, Inc.(1)                                1,159,900        12,297,132
Carson Gold Corporation                           978,500           749,836
Carson Gold Corporation - Warrants(5)             125,000                 0
Central Fund of Canada, Class A(1)                487,300         2,375,588
Delta Gold Mining Corporation                   1,142,600           646,065

The accompanying notes an integral part of these financial statements.

                                             ROBERTSON, STEPHENS & COMPANY


                                                   SHARES             VALUE
-------------------------------------------------------------------------------
El Callao Mining Corporation                      450,000      $    261,141
Golden Shamrock Mines, Ltd.                     6,477,000         4,111,759
Golden Star Resources, Ltd.(1)                  1,677,500         9,984,376
Golden Star Resources, Ltd. - Warrants(5)          75,000                 0
Guyanor Resources, S.A.                           335,500           898,594
MK Gold Company                                   636,000         2,385,000
Newmont Mining Corporation(1)                     325,000        13,812,500
Queenstake Resources, Ltd.                      2,039,300           910,334
Queenstake Resources, Ltd. - Warrants(5)          500,000                 0
Rayrock Yellowknife Resources, Inc.                63,500           513,773
Tombstone Explorations Co., Ltd.                  244,500           198,278
Vengold, Inc.                                   4,756,400         5,838,896
Vengold, Inc., Series A Warrants(5)             1,286,000           564,497
-------------------------------------------------------------------------------
                                                                 67,847,769
-------------------------------------------------------------------------------
INTERNATIONAL CONGLOMERATE - 1.8%
Lonrho PLC(1)                                   3,390,000         8,891,452
-------------------------------------------------------------------------------
                                                                  8,891,452
-------------------------------------------------------------------------------
NICKEL MINING - 22.6%
Diamond Fields Resources, Inc.                  6,983,600       114,306,376
-------------------------------------------------------------------------------
                                                                114,306,376
-------------------------------------------------------------------------------
REAL ESTATE - 4.9%
Atlantic Gulf Communities                          532,000        4,056,500
Avatar Holdings                                    307,600       11,381,200
Catellus Development                             1,412,100        9,002,138
FM Properties                                      123,500          231,563
-------------------------------------------------------------------------------
                                                                 24,671,401
-------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 2.4%
Intertape Polymer Group(1)                         200,000        5,850,000
Monsanto Company(1)                                 28,000        2,821,000
NL Industries, Inc.                                215,000        3,547,500
-------------------------------------------------------------------------------
                                                                 12,218,500
-------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 3.5%
China Yuchai International(1)                     358,300         4,389,175
Harper Group(1)                                   397,000         7,543,000
Westinghouse Air Brake Company                    400,000         5,750,000
-------------------------------------------------------------------------------
                                                                 17,682,175
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 76.7% (Cost: $289,613,656)               $388,083,785
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

                                                   SHARES             VALUE
-------------------------------------------------------------------------------
PREFERRED STOCKS
United Services Advisors, Pfd.                    279,860     $     734,633
Catellus Development, 3.625%, Conv. Pfd.,
12/31/99, Series B(1)                              30,000         1,215,000
TOTAL PREFERRED STOCKS - 0.4% (Cost: $2,852,688)                  1,949,633


                                                CONTRACTS             VALUE
-------------------------------------------------------------------------------
PUT OPTIONS
S&P 500 INDEX PUT OPTIONS
December 95    450                                    615            17,296
December 95    460                                    500            15,625
December 95    475                                    902            33,825
December 95    485                                    500            25,000
December 95    500                                  1,301           121,968
December 95    525                                  2,573           369,868
December 95    550                                  1,395           470,812
December 95    560                                    345           155,250
March 96       500                                    525           124,688
March 96       525                                    350           146,562
March 96       540                                    975           560,625
March 96       565                                    450           416,250
June 96        525                                    250           173,437
June 96        550                                    250           262,500
June 96        565                                    350           485,625
Cult 5 Technology Put Basket Dec. 1995  100            10             2,418
Cult 6 Technology Put Basket Mar. 1996  100            20           180,899
Cult 7 Technology Put Basket Jun. 1996  100            10           686,496
Cult 8 Technology Put Basket Sep. 1996  100             9           918,276
TOTAL PUT OPTIONS - 1.0% (Cost: $20,224,063)                      5,167,420


-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 78.1% (Cost: $312,690,407)                  395,200,838
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CASH - 0.6%                                                       3,171,684
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
Cash                                                              2,100,000
U.S. Treasury Bills, 5.35%, due 10/5/95                          94,943,422
Repurchase Agreement (Segregated)                                15,511,000
   State Street Bank and Trust Company, 5.25%, dated
   8/29/95, due 10/02/95, maturity value $15,517,786
   (collateralized by $14,100,000 par value U.S. Treasury
   Notes, 7.625%, due 12/15/22)
-------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK
FOR SECURITIES SOLD SHORT - 22.2%                               112,554,422


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


-------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 21.5%     $ 108,676,350

-------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (22.2)% (Proceeds: $108,676,350)       (112,553,341)

-------------------------------------------------------------------------------
OTHER ASSETS, NET - (0.2)%                                         (811,176)

-------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                      $506,238,777
-------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 1995 (UNAUDITED)                     SHARES            VALUE
-------------------------------------------------------------------------------
LONG TERM HEALTHCARE - (1.1)%
Foundation Health                                 149,500       $5,699,688
-------------------------------------------------------------------------------
                                                                 5,699,688
-------------------------------------------------------------------------------
HEALTHCARE/MEDICAL TECHNOLOGY/HMO - (1.3)%
Integrated Health Services                        128,500        3,630,125
Pyxis Corporation                                 140,000        2,712,500
-------------------------------------------------------------------------------
                                                                 6,342,625
-------------------------------------------------------------------------------
MEDICAL SUPPLIES - (2.6)%
Biomet, Inc.                                      291,500        5,028,375
MediSense, Inc.                                   212,400        5,124,150
Safeskin Corporation                              164,100        2,933,287
-------------------------------------------------------------------------------
                                                                13,085,812
-------------------------------------------------------------------------------
MEDICAL SERVICES - (0.3)%
Isolyser Company, Inc.                             44,500        1,518,562
-------------------------------------------------------------------------------
                                                                 1,518,562
-------------------------------------------------------------------------------
COMPUTER SYSTEMS - (0.2)%
Norand Corporation                                 51,000          937,125
-------------------------------------------------------------------------------
                                                                   937,125
-------------------------------------------------------------------------------
COMPUTER SOFTWARE - (0.5)%
FTP Software, Inc.                                 83,000        2,303,250
-------------------------------------------------------------------------------
                                                                 2,303,250
-------------------------------------------------------------------------------

1 Income Producing Securities.
2 See 4f in Notes to Financial Statements.
3 ADR - American Depository Receipts.
4 GDS - Global Depository Shares.
5 See 4g in Notes to Financial Statements.



The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

                                                   SHARES             VALUE
-------------------------------------------------------------------------------
PERIPHERALS - (0.9)%
InFocus Systems, Inc.                             123,500       $ 3,041,188
Proxima Corporation                                96,500         1,664,625
-------------------------------------------------------------------------------
                                                                  4,705,813
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - (3.1)%
Cidco, Inc.                                       225,900         7,962,975
Colonial Data Technologies                        250,700         4,637,950
Nextel Communications, Inc - Class A              182,000         3,071,250
-------------------------------------------------------------------------------
                                                                 15,672,175
-------------------------------------------------------------------------------
TECHNOLOGY/NETWORK SYSTEMS - (1.6)%
American Power Conversion Corporation             240,000         2,940,000
Iomega Corporation                                223,000         5,045,375
-------------------------------------------------------------------------------
                                                                  7,985,375
-------------------------------------------------------------------------------
FINANCE/INTEREST SENSITIVE - (0.8)%
Equitable Companies, Inc.                         174,000         4,263,000
-------------------------------------------------------------------------------
                                                                  4,263,000
-------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - (4.7)%
Bed Bath & Beyond, Inc.                           182,000         5,551,000
Best Buy Company, Inc.                             70,000         1,837,500
Callaway Golf Company                             175,000         2,712,500
First Alert, Inc.                                 227,500         3,583,125
Gymboree Corporation                              100,700         3,033,588
Kohls Corporation                                  47,000         2,438,125
Micro Warehouse, Inc.                             104,000         4,758,000
-------------------------------------------------------------------------------
                                                                 23,913,838
-------------------------------------------------------------------------------
SECURITIES DEALERS/MUTUAL FUNDS - (0.2)%
Charles Schwab Corporation                         43,000         1,204,000
-------------------------------------------------------------------------------
                                                                  1,204,000
-------------------------------------------------------------------------------
RESTAURANTS - (1.7)%
Au Bon Pain Co., Class A                          133,000         1,030,750
IHOP Corporation                                  120,000         3,150,000
Papa John's International, Inc.                    96,000         4,320,000
-------------------------------------------------------------------------------
                                                                  8,500,750
-------------------------------------------------------------------------------
CONSUMER TECHNOLOGY - (3.2)%
Acclaim Entertainment, Inc.                       197,671         5,090,028
Electronic Arts, Inc.                             200,000         7,350,000
Sensormatic Electronics Corporation               173,100         3,981,300
-------------------------------------------------------------------------------
                                                                 16,421,328
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (22.2)%
(Proceeds: $108,676,350)                                       $112,553,341
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


STATEMENT OF NET ASSETS


                                             SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS
Investments, at value (Cost: $312,690,407)                     $395,200,838
Cash                                                              3,171,684
Deposits with brokers and custodian bank for securities
sold short                                                      112,554,422
Receivable for investments sold                                   7,165,239
Receivable from brokers for securities sold short               108,676,350
Receivable for fund shares subscribed                             1,679,995
Receivable from Adviser                                           1,346,398
Dividends/interest receivable                                       224,657
-------------------------------------------------------------------------------
TOTAL ASSETS                                                    630,019,583

-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Securities sold short (Proceeds: $108,676,350)                  112,553,341
Payable for investments purchased                                 6,166,166
Loan payable                                                      2,487,946
Payable for fund shares redeemed                                  1,540,603
Accrued expenses                                                  1,022,255
Payables, other                                                      10,495
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                               123,780,806
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $506,238,777
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid in capital                                                 466,935,404
Accumulated net realized gain from investments                   28,177,570
Accumulated net realized (loss) from options                    (51,155,712)
Accumulated net realized (loss) from securities sold short      (16,351,498)
Net unrealized appreciation on investments                       97,566,647
Net unrealized (depreciation) on options                        (15,056,643)
Net unrealized (depreciation) on securities sold short           (3,876,991)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $506,238,777
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRICING OF SHARES:                                             $      13.26
   Net Asset Value, offering and redemption price
   per share (net assets of $506,238,777 applicable
   to 38,164,230 shares of beneficial interest
   outstanding with no par value)


The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS


STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                       $  4,990,554
Dividends (Net of Foreign Tax Withheld of $24,453.79)             1,239,737
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           6,230,291

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment Advisory fees                                          3,761,190
Distribution fees                                                 1,880,571
Custodian and transfer agent fees                                   352,440
Registration and filing fees                                        106,262
Professional fees                                                   108,804
Shareholder reports                                                  66,127
Dividend expense for securities sold short                           40,673
Trustees' fees and expenses                                          11,250
Other                                                                 8,210
-------------------------------------------------------------------------------
                                                                  6,335,527
Less: Reimbursement from Adviser                                   (458,000)
-------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                               5,877,527

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               352,764
-------------------------------------------------------------------------------
REALIZED GAIN(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
Net realized gain from investments                               56,788,273
Net realized (loss) from options                                (23,354,136)
Net realized (loss) from securities sold short                  (15,942,145)
Net change in unrealized appreciation on investments             94,936,463
Net change in unrealized appreciation on options                    395,292
Net change in unrealized (depreciation) on securities
sold short                                                      (13,894,776)
-------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT                   98,928,971

-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $99,281,735
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE SIX
                                                                      MONTHS ENDED
                                                                           9/30/95           YEAR ENDED
                                                                       (UNAUDITED)              3/31/95
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                          $    352,764        $  (1,464,747)
Net realized gain/(loss) from investments                               56,788,273          (17,429,453)
Net realized (loss) from options                                       (23,354,136)         (27,569,968)
Net realized (loss)/gain from securities sold short                    (15,942,145)           1,299,923
Net change in unrealized appreciation/(depreciation) on investments     94,936,463          (10,936,753)
Net change in unrealized appreciation/(depreciation) on options            395,292          (28,287,843)
Net change in unrealized (depreciation)/appreciation on securities
sold short                                                             (13,894,776)           1,117,823
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
Realized gains on investments                                                    0          (12,605,850)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                              0          (12,605,850)

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions     9,311,017            8,572,147
TOTAL CAPITAL SHARE TRANSACTIONS                                         9,311,017            8,572,147

-------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                108,592,752          (87,304,721)

-------------------------------------------------------------------------------------------------------
NET ASSETS

-------------------------------------------------------------------------------------------------------
Beginning of period                                                    397,646,025          484,950,746
End of period                                                         $506,238,777         $397,646,025
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS


FINANCIAL HIGHLIGHTS


                                                              FOR THE SIX
                                                             MONTHS ENDED
FOR A SHARE OUTSTANDING                                           9/30/95      YEAR ENDED     FOR THE PERIOD
THROUGHOUT EACH PERIOD                                        (UNAUDITED)         3/31/95     6/3/93-3/31/94
------------------------------------------------------------------------------------------------------------
Net Asset Value Begining of period                           $      10.70      $   12.34      $        10.00

------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         0.01          (0.04)              (0.02)
Net realized gain/(loss) and unrealized
appreciation/(depreciation) on investments                           2.55          (1.35)               2.36
Total Increase/(Decrease) in Net Assets Resulting from
Operations                                                           2.56          (1.39)               2.34

------------------------------------------------------------------------------------------------------------
Distribution from realized gains on investments                         -          (0.25)                  -

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $13.26         $10.70              $12.34
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       23.93%       (11.23)%              23.40%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                    $506,238,777    $397,646,025       $484,950,746
Ratio of Expenses to Average Net Assets                             2.34%          2.46%               2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets         0.14%        (0.27)%             (0.77)%
Portfolio Turnover Rate                                               34%            79%                 14%

Per share data for each period has been determined by using the average number of shares outstanding throughout each period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended March 31, 1995, and the quarter ended September 30, 1995, would have been 2.58% and 2.52% respectively, and the ratio of net investment (loss) to average net assets would have been (0.42)% and (0.04)%, respectively.


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Contrarian Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on June 30, 1993. Prior to the public offering, shares were offered in a private placement offering on June 3, 1993, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15,
1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15, 1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

A.   INVESTMENT VALUATIONS:
Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At September 30, 1995, 97.5% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At September 30, 1995, 2.5% of the Fund's long positions were valued using these guidelines and procedures.

Principally as a result of significant stock price appreciation, on September 30, 1995 and on October 31, 1995, approximately 22.6% and 24.3%, respectively, of the Contrarian Fund's net assets were invested in the common stock of Diamond Fields Resources, a Canadian corporation. Shares of Diamond Fields Resources, are freely traded on the Toronto Stock Exchange; the shares held by the Fund are currently restricted as to resale within the U.S.

B.   REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS
repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C.   FEDERAL INCOME TAXES:
The Fund has made no provision for federal income taxes for the six months ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D.   SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.   FOREIGN CURRENCY TRANSLATION:
The accounting records of the Fund are maintained in U.S. dollars.
Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investment resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments, options and securities sold short.

F.   INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

G.   CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.   TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995 and the year ended March 31, 1995, were as follows:

4/1/95 - 9/30/95                SHARES            AMOUNT
--------------------------------------------------------
Shares sold                 22,850,180      $284,406,603

--------------------------------------------------------
Shares redeemed            (21,844,779)     (275,095,586)

--------------------------------------------------------
Net                          1,005,401      $  9,311,017

4/1/94 - 3/31/95                SHARES            AMOUNT
--------------------------------------------------------
Shares sold                 50,424,429      $580,777,746
Shares reinvested            1,072,034        11,311,877
                            51,496,463       592,089,623

--------------------------------------------------------
Shares redeemed            (53,652,411)     (583,517,476)

--------------------------------------------------------
Net                         (2,155,948)     $  8,572,147

ROBERTSON, STEPHENS & COMPANY

NOTE 3  TRANSACTIONS WITH AFFILIATES:

A.   ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $3,761,190. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B.   AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Paul H. Stephens, Portfolio Manager, is a Member of RS Group and Chief Investment Officer of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C.   COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $14,882 for the six months ended September 30, 1995.

D.   DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred distribution fees of $1,880,571.

E.   BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $1,790 to RS & Co. which represented 0.35% of total commissions paid for the period.

NOTE 4  INVESTMENTS:

A.   PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short and short-term investments) measured as a percentage of the Fund's average monthly investment portfolio or the six months ended September 30, 1995, was 34%.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS

B.   TAX BASIS OF INVESTMENTS:
At September 30, 1995, the cost of investments for federal income tax purposes was $420,597,741. Accumulated net unrealized appreciation on investments was $77,863,997, consisting of gross unrealized appreciation and depreciation of $158,685,307, and $80,821,310, respectively.

C.   INVESTMENT PURCHASES AND SALES:
For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $148,135,632 and $179,383,847, respectively.

D.   OPTIONS:
At September 30, 1995, 3.1% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations, and 0.9% of the Fund's net assets represent premiums paid for the purchase of put options on baskets of securities of issuers in the technology sector of the overall market, which we believe is most vulnerable to significant price decline.

The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Statement of Net Assets" as an investment and subsequently mark-to-market daily to reflect the market value of the options.

"CULT 5", "CULT 6", "CULT 7", AND "CULT 8" TECHNOLOGY
PUT BASKET OPTIONS:
The "Cult 5", "Cult 6", "Cult 7", and "Cult 8" Technology Put Basket Options (the "Options") are European style put options expiring December 26, 1995, March 26, 1996, June 28, 1996, and September 27, 1996, respectively. The Options, customized for the Fund, are based on the underlying price of different groups of high technology stocks. The "Cult 5" Basket contains 13 securities, the "Cult 6" Basket contains 14 securities, the "Cult 7" Basket contains 11 securities, and the "Cult 8" Basket contains 13 securities. The market value of the Options is determined daily based on the price of the underlying stocks, market volatility, exercise date, and other relevant parameters.

E.   SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.
The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale "against the box," it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short positions (excluding short sales "against the box") to 25% of the Fund's total assets. At September 30, 1995, the Fund had 22% of its total assets in short positions. For the six months ended September 30, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $97,008,883 and $84,281,793, respectively.

ROBERTSON, STEPHENS & COMPANY

F.   RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. At September 30, 1995, the Fund held restricted securities with an aggregate value of $9,625,000, which represented 1.9% of the Fund's total net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees.

                      SHARES    COST    VALUE  ACQUISITION
SECURITY               (000)   (000)    (000)         DATE
----------------------------------------------------------
Indochina Goldfields     233  $  233   $1,165      3/24/94
                         117     117      585      3/28/94
                         750   1,469    3,750      5/26/94
                         600   3,000    3,000      8/18/95
Nescor Energy            125     125      375      4/18/94
                         250     500      750      5/05/94

G.   WARRANTS:
A warrant is an option which normally entitles the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

The following warrants were valued such that when the exercise price of the warrant was less than that of the underlying common stock, the warrant was priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values a warrant by determining the differential between the exercise price of the warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. If the exercise price was greater than that of the underlying common stock, the warrant was valued at zero. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

                        SHARES    COST   VALUE    EXPIRATION
SECURITY                 (000)   (000)   (000)          DATE
------------------------------------------------------------
Carson Gold
Corporation - Warrants    125      $ 0     $ 0      12/23/95
Golden Star Resources -
Warrants                   75        0       0       7/31/96
Queenstake Resources -
Warrants                  500        0       0       3/18/97
Vengold, Inc. - Series A
Warrants                1,286       13     564       6/30/00


H.   FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At September 30, 1995, the Fund had investments worth no more than 32% of its total assets in any one foreign country.

THE CONTRARIAN FUND SEMI-ANNUAL RESULTS



ADMINISTRATION




OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer
Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert A. Zidar, Secretary

INVESTMENT ADVISER
Robertson, Stephens Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Contrarian Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published November 21, 1995

24

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                                                   ROBERTSON, STEPHENS & COMPANY


THE ROBERTSON STEPHENS MUTUAL FUNDS


In addition to THE CONTRARIAN FUND, Robertson Stephens offers the following mutual funds:

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS --
Invests in publicly traded equities of developing countries. The no-load Fund may engage in short sales and/or invest in private placement emerging market equity securities. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES -- Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing and health care) with above average growth potential. No load. Managed by Bob Czepiel.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES --
Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are under appreciated by other investors. No load. Managed by Hannah Sullivan. The Global Natural Resources Fund Primarily Focusing on Attractive Hard Asset Companies -- Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals and forest products. No load. Managed by Andy Pilara, Jr.


THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK --
Invests in equity and debt securities, with an emphasis on small and mid-cap companies with growth potential and/or current income. No load. Managed by John Wallace. The Information Age Fund Focusing on Investments in the Information Technology Sector -- Invests in a wide-range of technology companies with strong fundamentals, market advantage and growth potential, including computer hardware and software, telecommunications, multimedia, and financial services. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE FUND WITH A CONTRARIAN DISCIPLINE --
Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE CONSCIOUS INVESTORS --
Invests in mid-cap growth companies with favorable price/earnings ratios, in sectors with the potential for above average growth. Ability to short sell. No load. Managed by Ron Elijah.

For more information, including management fees, expenses and special risks associated with short selling or with international investing, call Robertson, Stephens & Company, L.P., distributor, for a prospectus. Read it carefully before you invest.

ROBERTSON STEPHENS & COMPANY
MUTUAL FUNDS
555 CALIFORNIA STREET, SUITE 2600
SAN FRANCISCO, CALIFORNIA 94104



FUND INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES
-Knowledgeable mutual fund
 representatives ready to answer
 your investment questions.

-Automated access to daily net asset
 values and the portfolio managers'
 hotline 24 hours a day.
 1-800-766-3863

ROBERTSON STEPHENS ACCOUNTLINK
Automated account information is
available 24 hours a day through
Robertson Stephens AccountLink.
1-800-624-8025

FUND LISTINGS
The Fund is listed in the WALL
STREET JOURNAL, USA TODAY, INVESTOR'S
BUSINESS DAILY, and most local
newspapers as Contra under the heading
Robertson Stephens. Its computer
quotation symbol is RSCOX.